SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant Under Rule 14a-12

Petrosearch Energy Corporation
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required. ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐  Fee paid  previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

PETROSEARCH ENERGY CORPORATION
675 BERING DRIVE, SUITE 200
HOUSTON, TEXAS 77057

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 14, 2008

The Annual Meeting of Stockholders (the "Annual Meeting") of Petrosearch Energy Corporation (the "Company") will be held at the Houstonian, 111 North Post Oak Lane, Houston, TX, 77024 on Friday, November 14, 2008 at 10:00 AM (CST) for the following purposes:

(1)	To elect three (3) directors.

(2)	To approve an amendment to the Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 300,000,000.

(3)	To ratify the selection of Ham, Langston and Brezina, L.L.P. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008.

(4)	To act upon such other business as may properly come before the Annual Meeting.

Only holders of Common Stock and Preferred Stock of record at the close of business on September 22, 2008, will be entitled to vote at the Annual Meeting or any adjournment thereof.  You are cordially invited to attend the Annual Meeting.

We have elected to furnish proxy materials and our 2007 Annual Report on Form 10-KSB (“Annual Report”) to many of our stockholders over the Internet pursuant to new Securities and Exchange Commission rules, which should allow us to reduce costs. On or about September___, 2008, we began mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and Annual Report and how to vote online. All stockholders who have previously expressed a specific request to receive paper copies of proxy materials will receive a copy of the Proxy Statement and Annual Report by mail beginning on or about September___, 2008. The Notice also contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report, if you only received a Notice by mail.  The proxy statement, annual report to security holders for the year ended December 31, 2007 and the proxy card are available at www.proxyvote.com.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. If you received the proxy materials by mail, you can vote your shares by completing, signing, dating, and returning your completed proxy card, by telephone or over the Internet. If you received the proxy materials over the Internet, a proxy card was not sent to you, and you may vote your shares only by telephone or over the Internet. To vote by telephone or Internet, follow the instructions included in the proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

/S/ RICHARD D. DOLE
CHAIRMAN OF THE BOARD AND PRESIDENT

SEPTEMBER __, 2008
HOUSTON, TEXAS

PETROSEARCH ENERGY CORPORATION
675 BERING DRIVE, SUITE 200
HOUSTON, TEXAS 77057

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 14, 2008

This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of Petrosearch Energy Corporation, a Nevada corporation (the "Company") for their use at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at the Houstonian, 111 North Post Oak Lane, Houston, TX, 77024 on Friday, November 14, 2008 at 10:00 AM (CST) and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

We have elected to furnish proxy materials and our 2007 Annual Report on Form 10-KSB (“Annual Report”) to many of our stockholders over the Internet pursuant to new Securities and Exchange Commission rules, which should allow us to reduce costs. On or about September __, 2008, we began mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and Annual Report and how to vote online. All stockholders who have previously expressed a specific request to receive paper copies of proxy materials will receive a copy of the Proxy Statement and Annual Report by mail beginning on or about September __, 2008.  The Notice also contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report, if you only received a Notice by mail.  The proxy statement, annual report to security holders for the year ended December 31, 2007 and the proxy card are available at www.proxyvote.com.  The cost of solicitation of proxies is being borne by the Company.

The close of business on September 22, 2008 has been fixed as the record date (the “Record Date”) for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.  As of the record date, there were 41,770,779 shares of the Company's common stock, par value $0.01 per share (the "Common Stock") issued and outstanding.  As of the record date, there were 285,786 shares of the Company’s Series A 8% Convertible Preferred Stock (“Series A Preferred”) and 43,000 shares of the Company’s Series B Convertible Preferred Stock (“Series B Preferred”) (the Series A Preferred and Series B Preferred are collectively referred to as the “Preferred Stock”) issued and outstanding.  The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting.  Each share of Common Stock is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting. Series A Preferred Stockholders and Series B Preferred Stockholders are entitled to cast the number of votes equal to the number of shares of Common Stock into which their shares could be converted.  As of the Record Date, the 285,786 shares of Series A Preferred could be converted into an aggregate of 43,967 shares of Common Stock and the 43,000 shares of Series B Preferred could be converted into an aggregate of 20,093 shares of Common Stock.   Each nominee for Director named in Proposal Number 1 must receive a majority of the votes cast in person or by proxy in order to be elected.  Stockholders may not cumulate their votes for the election of Directors.  The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of Proposal Number 2 and Proposal Number 3 as set forth in the accompanying Notice.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies.  If no direction is indicated, the shares will be voted (i) FOR THE ELECTION OF THE THREE (3) NOMINEES NAMED HEREIN; (ii) FOR THE APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK FROM 100,000,000 TO 300,000,000; and (iii) FOR THE RATIFICATION OF HAM, LANGSTON AND BREZINA, L.L.P AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008 .  The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting.  However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

(1)  TO ELECT THREE (3) DIRECTORS
FOR THE ENSUING YEAR

NOMINEES FOR DIRECTORS

The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof.  They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below.  Each duly elected Director will hold office until his successor shall have been elected and qualified.

Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below.  Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below.  All three of the nominees are presently our Directors. Our Directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified.  Officers are elected annually and serve at the discretion of the Board of Directors.  There is no family relationship between or among any of our directors and executive officers.  Our Board of Directors currently consists of three persons:

Richard D. Dole, Director, Chairman of the Board, President and CEO
Mr. Dole joined us as a Director in July 2004, and assumed the positions of Chairman, President and CEO in December 2004.  Mr. Dole previously served as Vice President and Chief Financial Officer for Burlington Resources International from 1998 to 2000. Since that time he has been active in consulting and financial services. He was a co-founder of Benefits Access Solutions, LLC, a company formed to provide financial services and benefit options to employees and members of corporate organizations. He was also co-founder and managing partner of Innovation Growth Partners, LLC, a firm that provided management and consulting services to early stage companies. Mr. Dole’s extensive industry experience includes being National Partner-in-Charge of Business Process Solutions at KPMG.  Prior to that he was with Coopers & Lybrand (now PriceWaterhouse Coopers) where he served as Assurance and Business Advisory Partner for nearly 20 years and also served in numerous senior management roles, including National Chairman for the Energy and Natural Resources Industry practices for over 15 years and as the Vice Chairman for the U.S. Process Management business unit.  From August 2003 to July 2004, Mr. Dole was also a member of the Board of Directors of Westport Resources Corporation (WRC, NYSE), a member of its audit committee and a designated financial expert. He currently serves as a Chairman of Double Eagle Petroleum Company (DBLE, NASDAQ Global Select Market) and chairs the audit committee and is the designated financial expert.  Mr. Dole graduated from Colorado State University.

Gerald N. Agranoff, Director
Gerald N. Agranoff joined us as a Director in May 2004.  Mr. Agranoff has been counsel to the firm of Kupferman & Kupferman, L.L.P. in New York since 2004 and has been a general partner of SES Family Investment and Trading Partnership, L.P., an investment partnership since 1995.  Mr. Agranoff has also been a member of Inveraray Capital Management L.L.C., the investment manager of Highlander Fund B.V. and Highlander Partners (USA) L.P since 2002.  He is also a director and the chair of the audit committee of Triple Crown Media Inc (TCMI). Active in Wall Street financial transactions for over two decades, his specialties include taxation, investments and corporate finance. From 1975 through 1981, Mr. Agranoff was engaged exclusively in the private practice of law in New York and was an adjunct-instructor at New York University's Institute of Federal Taxation. Previously, he served as attorney-advisor to a Judge of the United States Tax Court. He holds an L.L.M. degree in Taxation from New York University and J.D. and B.S. Degrees from Wayne State University.

Richard Majeres, Director
Richard Majeres joined us as a Director in May 2004.  In December 2000, Mr. Majeres was one of the founding partners of the Houston public accounting firm Ubernosky & Majeres, PC, which currently operates as Ubernosky, Passmore & Majeres, LLP, offering tax, audit, accounting and management consulting services. Mr. Majeres has served as a partner of this firm since its inception in December 2000.  From January 1999 to November 2000, Mr. Majeres was a partner at Cox & Lord, PC.  Mr. Majeres graduated from Bemidji State University, Bemidji, Minnesota in 1989 with a bachelor’s degree in accounting. Upon graduation, he served as a field auditor with the Federal Energy Regulatory Commission of the Department of Energy. Mr. Majeres became a certified public accountant in 1992. He has extensive experience with oil and gas entities, including exploration and development partnerships and corporations and currently focuses a majority of his efforts on the Firm’s audit practice.

The following table sets forth our current Directors and Executive Officers who also served in these positions as of December 31, 2007.

Name	Age	Position

Richard D. Dole	63	Director, Chairman, President and CEO
Wayne Beninger	55	Chief Operating Officer
David Collins	40	Chief Financial Officer
Gerald Agranoff	61	Director
Richard Majeres	42	Director

Wayne Beninger, Chief Operating Officer
Mr. Beninger joined us as Chief Operating Officer in May 2005.  Prior to May 2005, Mr. Beninger served as President of Southwest Oil & Gas Management, Inc. (“SOGMI”) which he founded in 1997 to provide oil and gas property evaluation services, geologic prospect review, contract operating services, technical support for initial public offerings and strategic planning solutions for domestic and international projects. Prior to Mr. Beninger joining the Company, SOGMI provided a significant amount of our engineering and geological services for all projects.  From 1995 to 1997, Mr. Beninger was the Vice President for Strategic Planning with WRT Energy Corporation. From 1982 to 1995 he was first employed by, and then was a partner in, The Scotia Group, a domestic and international consulting firm where he provided petroleum engineering and geological services for companies and projects in the majority of active petroleum basins in both the U.S. and overseas. He has been active in the oil and gas industry since 1976.  Mr. Beninger holds undergraduate degrees in both petroleum engineering and geology from the University of Southern California and has a number of industry publications to his credit.  He is a member of the Society of Petroleum Engineers, Pi Epsilon Tau (petroleum engineering honorary fraternity) and Sigma Gamma Epsilon (geologic honorary fraternity).

David Collins, Chief Financial Officer
Mr. Collins joined Petrosearch Corporation as a Vice President and the Chief Financial Officer in October 2003.  Previously, he served as the Controller of Kazi Management VI, LLC, a diversified investment and management organization actively involved in energy, retail food chains, aquaculture and biotechnology from February 2002 to October 2003.  At Kazi Management, he was responsible for the financial operations of multiple accounting offices across the United States, as well as fourteen international and domestic Companies.  Mr. Collins was also the Chief Financial Officer of ZK Petroleum, an independent oil producer in South Texas. Prior to Kazi Management VI, he served as an independent analyst for The March Group in St. Thomas, U.S.V.I. from February 2001 to January 2002.  Mr. Collins previously held the position of Chief Financial Officer of Federation Logistics, LLC in the New York metropolitan area from November 1994 to January 2001.  Mr. Collins graduated from Villanova University in 1990 with a Bachelor’s degree in Accountancy.  He became a Certified Public Accountant and began his career in the Financial Services Division of Ernst and Young in New York City.  At Ernst and Young, he performed audits of Fortune 500 Companies.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the following persons has any direct or indirect material interest in any transaction to which we were or are a party since the beginning of our last fiscal year, or in any proposed transaction to which we propose to be a party:
(A)	any of our directors or executive officers;
(B)	any nominee for election as one of our directors;
(C)	any person who is known by us to beneficially own, directly or indirectly, shares carrying more than 5% of the voting rights attached to our common stock; or
(D)	any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons named in paragraph (A), (B) or (C) above.

Director Independence

Two of our Directors qualify as “independent” Directors pursuant to the definition of independence utilized by the American Stock Exchange.  Mr. Gerald Agranoff and Mr. Richard Majeres are the independent Board members.

BOARD OF DIRECTORS AND ITS COMMITTEES

During the fiscal year ended December 31, 2007 the Board of Directors held eight meetings.  Mr. Dole is our only Director who is also an Officer.  Our Board of Directors currently has an Audit Committee and a Compensation Committee which are comprised of independent directors Richard Majeres and Gerald Agranoff.  We do not have a Nominating Committee.  The entire Board of Directors acts as our Nominating Committee.  All of our directors attended at least 75% of our board meetings.

Audit Committee

Our Audit Committee is made up of our two independent Board members, Mr. Richard Majeres and Mr. Gerald Agranoff.  Mr. Majeres is the Chairman of the Audit Committee and is the designated Financial Expert.  During the fiscal year ended December 31, 2007 the Audit Committee held four meetings.   A copy of the Audit Committee’s Charter is attached hereto as Exhibit “A.”  All of our audit committee members attended at least 75% of our audit committee meetings.

Compensation Committee

On March 23, 2007 our Board of Directors approved the formation of a Compensation Committee made up of our two independent Directors, Mr. Gerald Agranoff and Mr. Richard Majeres.  Mr. Agranoff was designated the Chairman of the Compensation Committee. During the fiscal year ended December 31, 2007 the Compensation Committee held two meetings.  All of our Compensation Committee members attended at least 75% of our audit committee meetings.

DIRECTOR COMPENSATION

For the year ended December 31, 2007, the Board of Directors approved compensation of $45,000 to independent board members, Gerald Agranoff and Richard Majeres, for their services for 2007. This amount was paid one-half in cash, quarterly, and one-half paid by the issuance of shares of our restricted common stock valued as of the market close on March 30, 2007.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Gerald Agranoff	$22,500	$22,500	-0-	-0-	-0-	-0-	$45,000
Richard Majeres	$22,500	$22,500	-0-	-0-	-0-	-0-	$45,000

EXECUTIVE COMPENSATION

The following table sets forth certain compensation information for the following individuals for fiscal years ended December 31, 2006 and 2007.   No other compensation was paid to our named executive officers other than the compensation set forth below.

Name and Principal Position (a)	Title	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All other compensation ($) (i)	Total ($) (j)
Richard Dole(1)	Chairman,	2007	$223,750	$120,000	-0-	-0-	-0-	-0-	-0-	$343,750
	CEO and	2006	$180,000	-0-	$160,000	-0-	-0-	-0-	-0-	$340,000
	President
David Collins (2)		2007	$201,875	$65,000	-0-	-0-	-0-	-0-	-0-	$266,875
	CFO	2006	$180,000	-0-	$80,000	-0-	-0-	-0-	-0-	$260,000
Wayne Beninger (3)		2007	$250,000	$55,000	-0-	-0-	-0-	-0-	-0-	$305,000
	COO	2006	$250,000	$50,000	-0-	-0-	-0-	-0-	-0-	$300,000

Notes to Summary Compensation Table:

(1)
Mr. Dole was appointed as a Director in July 2004.  On December 30, 2004, Mr. Dole assumed the roles of Chairman of our Board of Directors, President and Chief Executive Officer.  Mr. Dole became an employee of the Company as of January 1, 2005.  Mr. Dole renewed his employment agreement with the Company in May 2007 for a term of one year which calls for compensation of $20,833 per month.

(2)
Mr. Collins was appointed Chief Financial Officer in September, 2004.  Mr. Collins became an employee of the Company as of January 1, 2005.  Mr. Collins renewed his employment agreement with the Company May 1, 2007, for a term of one year which calls for compensation of $17,916 per month.

(3)
Mr. Beninger was appointed Chief Operating Officer and became an employee of the Company as of May 1, 2005.  Mr. Beninger renewed his employment agreement with the Company May 1, 2007, for a term of one year which calls for compensation of $20,830 per month.

Outstanding Equity Awards at Fiscal Year End 2007:

	OPTION AWARDS					STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock that have not Vested (#) (g)		Market Value of Shares or Units of Stock that have not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested ($) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($) (j)
Richard Dole	2,687,738	-0-	-0-	$1.95	11/15/2008	60,241	(1)	$58,433	-0-	-0-
Wayne Beninger	365,000	-0-	-0-	$1.95	11/15/2008	36,145	(1)	$35,060	-0-	-0-
David Collins	92,308	-0-	-0-	$0.98	11/15/2008	36,145	(1)	$35,060	-0-	-0-
	76,923	-0-	-0-	$1.63	11/15/2008	-0-		-0-	-0-	-0-
	50,000	-0-	-0-	$1.95	11/15/2008	-0-		-0-	-0-	-0-
Richard Majeres	50,000	-0-	-0-	$1.95	3/25/2008	-0-		-0-	-0-	-0-
Gerald Agranoff	50,000	-0-	-0-	$1.95	3/25/2008	-0-		-0-	-0-	-0-

(1) Stock will vest over a three year period - one-third in December 2008, 2009 and 2010

EMPLOYMENT AGREEMENTS

The employment contracts in existence with officers and key personnel include employment contracts with each of Richard Dole (Chairman, President and CEO), David Collins (Chief Financial Officer) and Wayne Beninger, (Chief Operating Officer).  These employment agreements became effective May 1, 2007.

The employment contracts with Messrs. Dole, Collins and Beninger provide for an employment term of two years and expire at the end of the term (April 30, 2009) if not extended.   Each of the employment contracts provides for termination by the Company upon death or disability, with six month severance payments for Messrs Collins and Beninger and 12 month severance for Mr. Dole.  Each of the employment contracts permits termination by the Company for cause, which includes malfeasance, misuse of funds, insubordination, competing with the Company, a material uncured breach or conviction for a felony or crime of moral turpitude.  The agreements may be voluntarily terminated by the employee at any time, with no severance payment.  Each of the employment contracts has a fixed sum payable upon certain triggering events.  With respect to Mr. Beninger and Mr. Collins, the fixed severance amount is $550,000.  With respect to Mr. Dole, the fixed severance package sum is $850,000.  The triggering events which give rise to each officer’s severance package are any of the following events:  (i) the employment agreement is terminated by the Company without “cause”, (ii) the employee terminates his employment for “good reason”, (iii) the employee’s employment is voluntarily (by the employee) or involuntarily terminated upon a “Change in Control”, or (iv) the term of the agreement expires (on April 30, 2009) without the occurrence of any of the events listed in (i), (ii) or (iii) above.  For purposes of each agreement, a change in control is defined as an acquisition of voting securities by a third party (other than directly from the Company) equivalent to forty percent of the voting control of the Company (other than a subsidiary or employee benefit plan), or accompanying a sale of all of the assets or a merger (other than involving a subsidiary).  Upon termination for cause, the employee is not entitled to severance pay.

LONG-TERM INCENTIVE PLANS

We currently have no Long-Term Incentive Plans.

Security Holders Recommendations to Board of Directors

We do not currently have a process for security holders to send communications to the Board of Directors.  However, we welcome comments and questions from our stockholders.  Stockholders can direct communications to our Chief Executive Officer, Richard D. Dole, at our executive offices, 675 Bering Drive, Suite 200, Houston, Texas  77057.  While we appreciate all comments from stockholders, we may not be able to individually respond to all communications.  We attempt to address stockholder questions and concerns in our press releases and documents filed with the SEC so that all stockholders have access to information about us at the same time.  Mr. Dole collects and evaluates all stockholder communications.  If the communication is directed to the Board of Directors generally or to a specific director, Mr. Dole will disseminate the communications to the appropriate party at the next scheduled Board of Directors meeting.  If the communication requires a more urgent response, Mr. Dole will direct that communication to the appropriate executive officer.  All communications addressed to our directors and executive officers will be reviewed by those parties unless the communication is clearly frivolous.

Our Bylaws provide that nominations of persons for election to the Board of Directors of the Company may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Company entitled to vote in the election of directors at the meeting who complies with the following notice procedures, as set forth in the Bylaws:

Nominations of persons for election to the Board of Directors may be made at a meeting of the stockholders at which directors are to be elected (a) by or at the direction of the Board of Directors, or (b) by any stockholder of the Company who is a stockholder of record at the time of the giving of such stockholders notice provided for in Paragraph 3.3 (of the Bylaws), who shall be entitled to vote at such meeting in the election of directors and who complies with the requirements of Paragraph 3.3 (of the Bylaws). Such nominations, other than those made by or at the direction of the Board of Directors shall be preceded by timely advance notice in writing to the Secretary.  To be timely, a stockholder’s notice shall be delivered to, or mailed and received at, the principal executive offices of the Company (1) with respect to an election to be held at the annual meeting of the stockholders of the Company, not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company; and (2) with respect to an election to be held at a special meeting of stockholders of the Company for the election of directors not later than the close of business on the 10th day following the day on which notice of the date of the special meeting was mailed to stockholders of the Company as provided in Paragraph 2.4 (of the Bylaws) or public disclosure of the date of the special meeting was made, whichever first occurs.  Any such stockholder’s notice to the Secretary shall set forth as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person; (ii) the principal occupation or employment of such person; (iii) the number of shares of each class of capital stock of the Company’s beneficially owned by such person; (iv) the written consent of such person to having such person’s name placed in nomination at the meeting and to serve as a director if elected; (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Exchange Act, and (vi) as to the stockholder giving the notice, (i) the name and address, as they appear on the Company’s books of such stockholder, and (ii) the number of shares of each class of voting stock of the Company which are then beneficially owned by such stockholder. The presiding officer of the meeting of stockholders shall determine whether the requirements of Paragraph 3.3 (of the Bylaws) have been met with respect to any nomination or intended nomination.  If the presiding officer determines that any nomination was not made in accordance with the requirements of Paragraph 3.3 (of the Bylaws), he shall so declare at the meeting and the defective nomination shall be disregarded.  Notwithstanding the foregoing provision, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in Paragraph 3.3 of the Bylaws.  For (purposes of the notice provisions of the Bylaws), public disclosure shall be deemed to first be given to stockholders when disclosure of such date of the meeting of stockholders is first made in a press release reported by the Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own beneficially more than ten percent of our common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission.  Based solely on the reports we have received and on written representations from certain reporting persons, we believe that the directors, executive officers, and greater than ten percent beneficial owners have complied with all applicable filing requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information at August 29, 2008 with respect to the beneficial ownership of shares of common stock by (i) each person known to us who owns beneficially more than 5% of the outstanding shares of common stock (based upon reports which have been filed and other information known to us), (ii) each of our Directors, (iii) each of our Executive Officers and (iv) all of our Executive Officers and Directors as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.  As of August 29, 2008 we had 41,770,779 shares of common stock issued and outstanding.

Title of class	Name and address of beneficial owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock (1)
Common Stock	Richard D. Dole Chairman, President and CEO 675 Bering Drive, Suite 200 Houston, Texas 77057	3,178,123(2)	7.11%
Common Stock	Wayne Beninger Chief Operating Officer 675 Bering Drive, Suite 200 Houston, Texas 77057	631,923 (3)	1.50%
Common Stock	David J. Collins Vice President and Chief Financial Officer 675 Bering Drive, Suite 200 Houston, Texas 77057	859,417(4)	2.05%
Common Stock	Gerald Agranoff Director 675 Bering Drive, Suite 200 Houston, Texas 77057	75,773 (5)	0.18%
Common Stock	Richard Majeres Director 675 Bering Drive, Suite 200 Houston, Texas 77057	157,921 (6)	0.38%

	All Officers and Directors as a group (total of 5)	4,903,157(7)	10.80%

Common Stock	Commonwealth Bank of Australia 48 Martin Place, Level 2 Sydney NSW 2000, Australia	7,850,000 (8)	17.15%
Common Stock	RCH Petro Investors c/o RR Advisors LLC 200 Crescent Court, Suite 1060 Dallas, TX 75201	5,903,173(9)	12.62%
Common Stock	Ironman PI Fund (QP), LP 2211 Norfolk, Suite 611 Houston, Texas 77098	3,190,745(10)	7.51%
Common Stock	Allen Crosswell 2121 Sage, Suite 290 Houston, TX 77056	2,921,488(11)	6.96%

(1)  Under Rule 13d-3 promulgated under the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.  Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided.  In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.  As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on August 12, 2008.  As of August 12, 2008 there were 41,770,779 shares of our common stock issued and outstanding.

(2) Includes 265,385 shares of common stock held directly and 2,912,738 shares of common stock issuable upon the exercise of warrants.  Excludes 950,000 warrants issued to Mr. Dole that have been gifted to his children, to which Mr. Dole disavows beneficial ownership.

(3)  Includes 247,692 shares of common stock held directly and 384,231 shares of common stock issuable directly upon the exercise of warrants.

(4)   Includes 640,186 shares of common stock held directly and 219,231 shares of common stock issuable directly upon the exercise of warrants.

(5)  Includes 25,773 shares of common stock held directly and 50,000 shares of common stock issuable upon the exercise of warrants.

(6)  Includes 107,921 shares of common stock held directly and 50,000 shares of common stock issuable upon the exercise of warrants.

(7)  Includes 1,286,957 shares of common stock held directly and 3,616,200 shares of common stock issuable upon the exercise of warrants to purchase additional shares of common stock.

(8)  Includes the following: 2,790,000 shares held and 2,940,000 shares issuable upon the exercise of warrants to purchase shares of common stock by First State Investments Global Resources Long Short Fund Limited; and 500,000 shares held and 500,000 shares issuable upon the exercise of warrants to purchase additional shares of common stock by Colonial First State Wholesale Global Resources Long Short Fund; and 401,000 shares held and 401,000 shares issuable upon the exercise of warrants to purchase additional shares of common stock by First State Investments Global Energy Long Short Master Fund; and 159,000 shares held and 159,000 shares issuable upon the exercise of warrants to purchase additional shares of common stock by Colonial First State Wholesale Global Energy Long Short Fund.

(9)  Includes 903,173 shares held,and 5,000,000 shares issuable on the exercise of warrants owned directly by RCH Petro Investors.

(10)  Includes  2,476,459 shares owned directly by Ironman PI Fund (QP), LP and 714,286 shares issuable on the exercise of warrants held by Ironman PI Fund (QP), LP.

(11)  Includes 1,821,738 shares owned directly by Allen Crosswell, 599,750 shares held by CHLG Funding and 500,000 shares issuable on the exercise of warrants held by CHLG Funding.

_____________________________

We are not aware of any arrangements that could result in a change of control.

(2)
TO APPROVE AN AMENDMENT TO THE ARTICLES OF
INCORPORATION TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK FROM
100,000,000 to 300,000,000

Our Stockholders are being asked to approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 300,000,000.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS PLACE A VOTE “FOR” PROPOSAL “2”, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

Voting Rights with Respect to the Increase in Authorized Shares

The Board is of the opinion that the amendment to the Articles of Incorporation to Increase the Authorized Shares of Common Stock is advisable and in the Company’s best interests and recommends a vote "FOR" the approval of this proposal. The form of Certificate of Amendment to the Articles of Incorporation is attached hereto as Exhibit “B”.   The affirmative vote of a majority of the issued and outstanding shares of Common Stock is required for the approval of the amendment to the Articles of Incorporation to increase the authorized shares of Common Stock.  For purposes of the vote to amend the Articles of Incorporation to increase the authorized shares of Common Stock, as amended, abstentions and broker non-votes will have the same effect as a vote against this proposal. All proxies will be voted to approve the amendment to the Articles of Incorporation unless a contrary vote is indicated on the enclosed proxy card.

Proposal to Increase Authorized Common Stock

The Board has approved, subject to stockholder approval, an amendment to our Articles of Incorporation, as amended, which will increase the aggregate number of shares of common stock authorized for issuance from 100,000,000 shares to 300,000,000 shares.

The proposed increase in the authorized Common Stock has been recommended by the Board to assure that an adequate supply of authorized unissued shares is available for use primarily in connection with corporate transactions, such as mergers and/or acquisitions. As previously disclosed, the Company is in the process of pursing all of the Company’s strategic alternatives available.  The shares may also be used for general corporate needs, such as future capital raising, stock dividends or stock splits. There currently are no plans or arrangements relating to the issuance of any of the additional shares of Common Stock proposed to be authorized.

General

Our authorized capital stock currently consists of 120,000,000 shares of which there are 100,000,000 shares of common stock, par value $.001 per share, and 20,000,000 shares of preferred stock, par value $1.00 per share.

Common Stock

As of August 29, 2008 there were 41,770,779 shares of common stock outstanding.  The rights of all holders of the common stock are identical in all respects.  The holders of the common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of legally available funds.  The current policy of the Board of Directors, however, is to retain earnings, if any, for reinvestment in drilling ventures to maximize development of reserves.

Upon liquidation, dissolution or winding up of the Company, the holders of the common stock are entitled to share ratably in all aspects of the Company that are legally available for distribution, after payment of or provision for all debts and liabilities and after preferences are afforded to the holders of the preferred shares.  The Series A preferred shares have preference over the common stock in payment of declared dividends.  Both the Series A and B preferred shares have preference over the common stock in the event of liquidation of the Company.

The holders of the common stock do not have preemptive subscription, redemption or conversion rights under our Articles of Incorporation.  Cumulative voting in the election of Directors is not permitted.  The rights, preferences and privileges of holders of common stock will be subject to, and may be adversely affected by, the rights of holders of shares of any series of preferred stock that are presently outstanding or that may be designated and issued by us in the future.

Preferred Stock

The Company’s articles of incorporation authorize the issuance of up to 20,000,000 shares of preferred stock with characteristics determined by the Company’s Board of Directors.

As of August 29, 2008  the Company has 1,000,000 shares of Series A 8% Convertible Preferred Stock (“Series A Preferred”) authorized and 285,786 shares outstanding.  The shares have a par and stated value of $1.00 per share.  If declared by the Board of Directors, dividends are to be paid quarterly in cash or in common stock of the Company to the holders of shares of the Series A Preferred.  The shares of the Series A Preferred rank senior to the common stock both in payment of dividends and liquidation preference.  The Series A Preferred is convertible into common stock of the Company at a conversion price of $6.50 per share.  Beginning August 19, 2003, the Company had the right to redeem all or part of the shares of Series A Preferred for cash at a redemption price equal to $6.50 per share plus all accrued and unpaid dividends on the shares to be redeemed.  As of August 29, 2008, no dividends have been declared and approximately $208,673 of dividends related to the Series A Preferred stock would be payable if the Company decided to declare dividends.

As of August 29, 2008, the Company has 100,000 shares authorized and 43,000 shares issued and outstanding of Series B Convertible Preferred Stock (“Series B Preferred”).  The shares have a par and stated value of $1.00 per share.  The shares of the Series B Preferred rank senior to the common stock in liquidation preference.  The Series B Preferred is convertible into common stock of the Company at an initial conversion price of $2.14 per share at the option of the holder.  Beginning October 1, 2003, the Company had the right to redeem all or part of the shares of Series B Preferred for cash at a redemption price equal to $6.50 per share.

If the proposal is adopted, Article 3 of the Company’s Articles of Incorporation, as amended, will reflect the following authorized shares:

Common Stock;   par value $.001;   300,000,000 authorized.

Preferred Stock;   par value $1.00;     20,000,000 authorized.

CERTAIN EFFECTS OF THE PROPOSED AMENDMENT

The Board believes that approval of this Proposal is essential for the growth and development of the Company. However, the following should be considered by a stockholder in deciding how to vote upon this Proposal.

The additional shares that the Board would be authorized to issue upon approval of the Proposal, if so issued, would have a dilutive effect upon the percentage of the Company’s equity owned by present stockholders. The issuance of the additional shares might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company has never paid dividends on shares of the it’s Common Stock and does not have any current plans to pay a cash dividend in the foreseeable future on its common stock. The Company presently intends to retain earnings, for investment and use in business operations.

EFFECTIVENESS OF THE AUTHORIZED INCREASE

If the amendment to increase our authorized common shares is approved by the requisite vote of the Company’s stockholders, it will be effective upon the close of business on the date of filing of the amendment to our articles of incorporation with the Nevada Secretary of State, which filing is expected to take place shortly after the Stockholder Meeting. If this Proposal is not approved by the stockholders, then the amendment will not be filed

(3)
TO RATIFY THE SELECTION OF HAM, LANGSTOM AND BREZINA, L.L.P.
AS THE COMPANY'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING
DECEMBER 31 2008

The Board of Directors has selected Ham, Langston & Brezina, L.L.P. as the Company's independent registered public accounting firm for the current fiscal year.  Although not required by law or otherwise, the selection is being submitted to the Stockholders of the Company as a matter of corporate policy for their approval.  The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing their existing independent registered public accounting firm, Ham, Langston & Brezina, L.L.P., for the fiscal year ending December 31, 2008.  Such ratification requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting.

In the event the appointment of Ham, Langston & Brezina, L.L.P. as the Company’s independent registered public accounting firm is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors and the Audit Committee to select another independent registered public accounting firm for the fiscal year ending December 31, 2008.  A representative of Ham, Langston & Brezina, L.L.P. is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions.  The Board of Directors unanimously recommends a vote FOR the ratification of Ham, Langston & Brezina, L.L.P. as independent registered public accounting firm for the fiscal year ending December 31, 2008.

The following table sets forth the aggregate fees paid or accrued for professional services rendered by Ham, Langston & Brezina, L.L.P. for the audit of our annual financial statements for fiscal year 2007 and fiscal year 2006 and the aggregate fees paid or accrued for audit-related services and all other services rendered by Ham, Langston & Brezina, L.L.P. for fiscal year 2007 and fiscal year 2006.

	2007	2006

Audit fees	$105,700	$76,000
Audit-related fees	0	0
Tax fees	17,000	18,800
All other fees	2,275	1,500

Total	$124,975	$96,300

The category of “Audit fees” includes fees for our annual audit, quarterly reviews and services rendered in connection with regulatory filings with the SEC, such as the issuance of comfort letters and consents.

The category of “Audit-related fees” includes employee benefit plan audits, internal control reviews and accounting consultation.

The category of “Tax fees” includes consultation related to corporate development activities.

All above audit services, audit-related services and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by Ham, Langston & Brezina was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

AUDITOR INDEPENDENCE

Our Audit Committee considered that the work done for us in fiscal 2007 by Ham, Langston & Brezina, L.L.P. was compatible with maintaining Ham, Langston & Brezina, L.L.P.'s independence.

AUDITOR'S TIME ON TASK

All of the work expended by Ham, Langston & Brezina, L.L.P. on our fiscal 2007 audit was attributed to work performed by Ham, Langston & Brezina, L.L.P.'s full-time, permanent employees.

 (4)
OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting.  However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

FUTURE PROPOSALS OF STOCKHOLDERS

The deadline for stockholders to submit proposals to the Board of Directors to be considered for inclusion in the Proxy Statement for the 2009 Annual Meeting of Stockholders is June 30, 2009.

BY ORDER OF THE BOARD OF DIRECTORS

/S/ RICHARD D. DOLE
CHAIRMAN OF THE BOARD AND PRESIDENT

SEPTEMBER 4, 2008
HOUSTON, TEXAS

EXHIBIT “A”

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF PETROSEARCH CORPORATION

I.	GENERAL

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) has been established to assist the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Petrosearch Energy Corporation (the “Company”).  More specifically, the Committee provides assistance to the Board in overseeing:

•	the quality and integrity of the financial statements of the Company;
•	the Company’s compliance with legal and regulatory requirements;
•	the independent auditor’s qualifications and independence; and
•	the determination and performance of the Company’s independent auditor.

The Committee is expected to maintain free and open communication with the independent auditor and management of the Company and periodically meet separately with them.  The Committee also has the authority and will have the funding to engage independent counsel and other outside advisers as it determines is necessary or advisable to discharge its responsibilities under this Charter.  The Committee shall regularly report its activities to the full Board.

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.  The Committee shall annually review its own performance.

II.	COMPOSITION

The Committee shall consist of at least two directors, appointed by the Board.  Committee members shall, in the opinion of the Board, meet the independence and experience requirements of the American Stock Exchange (the “AMEX”), the Sarbanes-Oxley Act of 2002 (the “S-O Act”), the rules of the SEC and other applicable laws, rules and regulations as in effect from time to time.  Each member of the Committee shall advise the Chairman of the Board and the chair of the Committee in advance of accepting an invitation to serve on the audit committee of another public company’s board of directors.

The Board shall appoint one member of the Committee to serve as chair. He or she shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making Committee assignments and reporting to the Board.  The Committee may delegate such other matters to the chair, or to subcommittees, as it deems appropriate.

1

III.	MEETING REQUIREMENTS

The Committee shall meet at least four times per year or more frequently as it determines appropriate.  The Committee shall keep minutes of each meeting and make such minutes available to the Board for its review.  The Committee will meet at the call of the chair or at the request of any member.  The Committee may meet by telephone conference call or any other means permitted by law or the Company’s bylaws.  A majority of the members of the Committee shall constitute a quorum.  The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present.  The Committee may act without a meeting by unanimous written consent of all members.  The Committee may request the attendance of outside counsel, the independent auditor or any officer or employee of the Company at any meeting.  The Committee shall determine its own rules and procedures, including designation of a chair pro tempore, in the absence of the chair(s), and designation of a secretary.  The secretary need not be a member of the Committee and shall attend Committee meetings and take and prepare the minutes thereof.  The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company.  Any member of the Board shall be provided with copies of such Committee minutes if requested.

The Committee, as it may determine to be appropriate, may meet in separate executive sessions or in confidence with other directors, the Chief Executive Officer and other Company employees, agents or representatives invited by the Committee and shall meet periodically with management, internal auditors and independent auditor in separate executive sessions to discuss matters privately.

The Committee may ask members of management or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend any meetings and to provide such pertinent information as the Committee may request.

The chair of the Committee shall report the Committee’s actions to the Board after each Committee meeting and otherwise as requested by the Board.

IV.	COMMITTEE RESPONSIBILITIES

To fulfill its responsibilities, the Committee shall:

Engagement and Oversight of Independent Auditor

•
Have the sole authority to appoint or replace the independent auditor  (subject, if applicable, to stockholder ratification).   The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.  The independent auditor shall report directly to the Committee.

•
Consider periodic rotation of audit firms and oversee rotation of lead audit partners, concurring partners and other audit personnel as required or advisable to assure auditor independence.  The Committee shall establish hiring policies consistent with applicable laws, rules and regulations in effect from time to time for current and former employees of the independent auditor.

•
At least annually, obtain and review a report of the independent auditor describing (1) the firm’s internal quality control procedures, (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the last five years with respect to one or more independent audits carried out by the firm, and any steps taken to address any such issues, and (3) with a view towards assessing the independent auditor’s independence, all relationships between the independent auditor and the Company.

•
Have sole authority to approve all permitted non-audit services (including the fees and terms thereof) to be provided by the independent auditor (other than de minimis matters excepted by the S-O Act) and develop pre-approval policies regarding all such non-audit services.

2

Financial Statements and Disclosure Matters

•	Review in advance with the independent auditor the annual audit scope, staffing and plan.

•
Review and discuss with management and the independent auditor the annual audited financial statements, including footnotes and disclosures made under the heading  “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-KSB.

•
Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its quarterly reports on Form 10-QSB, including the results of the independent auditor’s review of the quarterly financial statements.

•
Review and discuss with management and the independent auditor (i) the Company’s financial statements to be included in registration statements that may be filed by the Company with the SEC and (ii) any amendments to the Company’s financial statements that may be required by the SEC.

•
Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative generally accepted accounting principles (“GAAP”) methods on the financial statements, any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, and any special steps adopted in light of material control deficiencies.

•	Discuss with the independent auditor the matters required to be discussed by applicable auditing standards.

•
In consultation with the independent auditor, review the integrity of the Company’s financial reporting processes (both internal and external) and the internal control structure (including disclosure controls).

•
Discuss with the independent auditor whether it has identified the existence of any issues of the type described in Section 10A of the Securities Exchange Act of 1934 (concerning detection of illegal acts).

•
Require the independent auditor to timely report to the Committee (1) all critical accounting policies and practices used (or to be used), (2) all alternate treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (3) the content of other material written communications between the independent auditor and management, including but not limited to management letters and schedules of audit differences (whether or not recorded by the Company).

•	Review with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures (if any), on the Company’s financial statements.

•
Review separately with management and the independent auditor any difficulties encountered while conducting the audit and the quarterly reviews, including any restrictions on the scope of work or access to required information and any disagreements with management.

•
Review with management earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. Such review may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made), and the Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

•
Discuss with management, the independent auditor and the internal auditor the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

3

Compliance Oversight Responsibilities

•
Review and approve all (1) transactions between the Company and any of its executive officers, directors, or other affiliates of the Company (other than compensation decisions approved by the Compensation Committee) and (2) waivers for executive officers and directors of the Company’s code of conduct.

•	Discuss with appropriate legal counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

•
Establish and maintain appropriate procedures for (1) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•
Discuss with management, the Company counsel and the independent auditor any correspondence with regulators or governmental agencies and any published reports raising material issues regarding the Company’s financial statements or accounting policies.

•	Review any report from the Company counsel or other legal counsel regarding securities law violations, breaches of fiduciary duty and similar violations by the Company or an agent thereof.

V.	MISCELLANEOUS

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP.  This is the responsibility of management and the independent auditor.

Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee.  Nothing in this Charter is intended to preclude or impair the protection provided in subsection 2 of Nevada Revised Statutes 78.138 for good faith reliance by members of the Committee on reports or other information provided by others.  The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee may adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities.  This Charter, and any amendments thereto, shall be displayed on the Company’s website and a printed copy of such shall be made available to any stockholder of the Company who requests it

4

PROXY

PETROSEARCH ENERGY CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 14, 2008

The undersigned hereby appoints Richard Dole and David Collins, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Petrosearch Energy Corporation held of record by the undersigned on September 22, 2008 at the Annual Meeting of Stockholders to be  held on Friday, November 14, 2008, at 10:00 AM (CST) at the Houstonian,  111 North Post Oak Lane, Houston, TX, 77024, and at any adjournments thereof.  Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED.  IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1, FOR THE APPROVAL IN NUMBER 2 AND FOR THE RATIFICATION IN NUMBER 3 AND IN THEIR DISCRETION FOR NUMBER 4.

1.	ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

☐	FOR all nominees listed below except as marked to the contrary.	☐	WITHHOLD authority to vote for all nominees below.

Richard D. Dole
Gerald Agranoff
Richard Majeres

2.	APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES OF THE COMPANY’S COMMON STOCK FROM 100,000,000 TO 300,000,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	PROPOSAL TO RATIFY THE SELECTION OF HAM, LANGSTON & BREZINA, L.L.P. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

NUMBER OF
SHARES OWNED	______________________________________________
PRINTED NAME:_________________________________
_________________	DATED:________________________________________

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

ROSS MILLER Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1. Name of corporation:
PETROSEARCH ENERGY CORPORATION

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:
Common Stock;	par value $.001;	100,000,000 authorized
Preferred Stock;	par value $1.00;	20,000,000 authorized

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:
Common Stock;	par value $.001;	300,000,000 authorized
Preferred Stock;	par value $1.00;	20,000,000 authorized

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:
N/A

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:
N/A

7. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X	President and Chief Executive Officer
Signature of Officer	Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected. This form must be accompanied by appropriate fees.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Stock Split
Revised: 7-1-08